                                                                      EXHIBIT 99




NEWS RELEASE

FOR IMMEDIATE RELEASE
                                                           FOR MORE INFORMATION:
                                                    Gregg Waldon, Stellent, Inc.
                                                                  (952) 903-2003
                                                       gregg.waldon@stellent.com

                                                                    Amanda Kohls
                                                     Haberman & Associates, Inc.
                                                                  (612) 338-3900
                                                          amanda@habermaninc.com


STELLENT REPORTS SECOND QUARTER FINANCIAL RESULTS

REVENUE AND EARNINGS PER SHARE SURPASS COMPANY GUIDANCE AND CONSENSUS ANALYST ESTIMATES

EDEN PRAIRIE, MN, OCT. 21, 2003 -- Stellent, Inc. (Nasdaq: STEL), a global provider of content management solutions, announced today its financial results for the second quarter ended Sept. 30, 2003.

         Second quarter revenues were $18.5 million, a 6% sequential increase over the $17.4 million reported in the prior quarter and an increase of 19% from the $15.6 million reported for the same period last year. Revenues for the six-month period ended Sept. 30, 2003 were $35.9 million, a 10% increase over revenues of $32.6 million for the comparable period of fiscal 2003. License revenues represented approximately 55%, and service revenues 45%, of the total gross revenue for the quarter ended Sept. 30, 2003.

         The pro forma net loss was $2.1 million, or $0.09 per share on a basic and diluted share basis for the quarter ended Sept. 30, 2003. The company had a pro forma net loss of $4.7 million, or $0.22 per share on a basic and diluted share basis for the six months ended Sept. 30, 2003. On a Generally Accepted Accounting Principles (GAAP) basis, the net loss for the quarter ended Sept. 30, 2003 was $2.5 million, or $0.11 per share on a basic and diluted share basis. The GAAP net loss for the six months ended Sept. 30, 2003 was $8.2 million, or $0.37 per share on a basic and diluted share basis.

         Stellent believes the pro forma results better reflect its operating performance as they exclude the effects of non-cash or non-recurring charges related primarily to expenses such as amortization of certain intangible assets.

         "The Stellent team again generated a solid quarter of financial performance while making significant progress in building a platform for growth and profitability," said Robert Olson, president and chief executive officer for Stellent. "We ended the quarter with a strong cash position of $73.2 million, which includes using $2.0 million in cash for our Ancept acquisition.

         "We signed 31 new accounts during the quarter, including Stellent(R) Universal Content Management customers American Suzuki Motor Corp., Moody's Investors Services, Inc., Toronto Public Library, U.S. Navy, VeriSign and WK Kellogg Foundation. A substantial number of existing customers continued to further expand Stellent Content Management applications across their enterprises, such as Sony Pictures Entertainment and Bell Canada, which already has a Stellent-powered call center application in production.

                                     -MORE-

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STELLENT REPORTS SECOND QUARTER FINANCIAL RESULTS                         PAGE 2


         "Expanded rollouts also were high among companies within our key vertical markets during the quarter. These customers include Pueblo County, the City of Phoenix and the County of San Mateo in the e-government vertical, and Rexam PLC, Sauer-Danfoss and Rockwell Automation-Allen-Bradley in the manufacturing market. Additionally, our Content Components Division signed or renewed contracts with companies including iLumin Corp., Entrieva, Inc., R.M. Vredenburg Co., Good Technology, Inc. and Hummingbird Ltd.

         "The success of our multi-site management initiative, which commenced with the launch of Stellent Site Studio in the first quarter, was further confirmed with a variety of our current customers purchasing the product during the second quarter. For example, Carlson Leisure Group selected Site Studio to enable its Carlson Wagonlit Travel Associates and Cruise Holidays franchisees to easily create and manage their own Web sites, while allowing Carlson Leisure Group to maintain a consistent corporate layout and architecture across all of the sites.

         "We also enhanced our existing digital asset management capabilities during the quarter with the acquisition of Ancept. The company brings with it a marquee list of customers, including Gap, Inc., United Parcel Service, American Greetings, Sesame Workshop, Technicolor, IBM, and Ogilvy and Mather. The initial product integration between Ancept's application and Stellent Content Server is scheduled for release in the fourth quarter of our fiscal year 2004.

         "In addition, this quarter we successfully completed two new product introductions. The Stellent Sarbanes-Oxley Solution is designed to help companies address the initial documentation and identification of key processes and controls as required by the Sarbanes-Oxley Act, and automate testing processes to ease ongoing resource requirements. Demand for this solution has been strong, with several customer wins secured since its release; new customer Reliant Resources and existing customer Odyssey American Reinsurance Corp. both purchased the product during the quarter, and we have built a substantial pipeline for the solution moving forward.

         "The launch of Stellent Universal Content Management 7.0 was met with excellent feedback and reviews from industry analysts, media and customers. Version 7.0 is the industry's first and only solution that supports all five content management elements -- Web content management, document management, collaboration, records management and digital asset management -- within a single architecture and a single user interface. The new product leverages Stellent's core content management platform to offer built-in records management functionality that complies with the U.S. DoD 5015.2 standard.

         "Our Universal Content Management product suite -- embodied in the recent release of version 7.0 -- provides the best and only single-architecture, long-term content strategy available for Global 2000 customers. We plan to leverage the unique positioning of this product to help Stellent achieve profitability in early 2004, accelerate our revenue growth and strengthen our leadership status in the growing content management market."

STELLENT REPORTS SECOND QUARTER FINANCIAL RESULTS                         PAGE 3

OTHER RECENT HIGHLIGHTS

CUSTOMERS



o Stellent now has 2,041 total customers comprised of 1,134 corporate content management customers; 421 OEM customers; and 486 corporate customers for its desktop viewing and conversion technology.

CORPORATE NEWS

o In August, Stellent acquired select assets of privately held Ancept, Inc., a leading provider of digital asset management solutions, to enhance the existing digital asset management component of Stellent's Universal Content Management architecture.

o Start magazine, a leading publication for executives in the manufacturing industry, named Stellent one of "The Hottest Companies of 2003." The publication recognized Stellent as providing one of the most advanced and successful content management offerings available for the manufacturing industry.

o Stellent was selected by Deloitte & Touche for the second year in a row as one of the 50 fastest growing technology companies in Minnesota.

PRODUCTS

o Stellent released Stellent Universal Content Management 7.0, offering a single-server architecture supporting five content management application modules -- Web content management, document management, collaboration, records management and digital asset management -- with a single, common user interface.

o Stellent launched the Stellent Sarbanes-Oxley Solution to enable companies to easily manage and approve documentation related to financial and non-financial disclosures as well as Section 404 compliance. The Stellent Sarbanes-Oxley Solution is based on Stellent's Universal Content Management architecture, which has been utilized by customers worldwide since 1997 for a variety of compliance processes such as those related to HIPAA, ISO 9000 and FDA approval.

o Stellent won a 2003 RealWare Award from CMP Media's Transform and Intelligent Enterprise magazines. The awards recognize outstanding customer applications that demonstrate innovative information technology solutions and measurable business benefits for the intelligent enterprise. Stellent, along with its customer Eminent Research Systems, was recognized in the "Best Enterprise Content Management Application" category.

o KMWorld magazine named Stellent Site Studio a "Trend Setting Product of 2003" in the category of content management. Site Studio was recognized by KMWorld's editorial staff for its innovation and leadership in the content management market.

o Start also awarded Stellent a Technology Enabler Award for the Stellent Content Management implementation at Agfa Corp. Agfa is the U.S.-based division of Belgium's Agfa-Gevaert Group, which produces and distributes an extensive range of analog and digital imaging systems, services and products.

CONFERENCE CALL

         Stellent will host a second quarter earnings conference call for investors on Tuesday, Oct. 21, 2003 at 4:00 p.m. CDT. Callers in the United States can dial 1-877-314-0396, and international callers can dial 1-706-

STELLENT REPORTS SECOND QUARTER FINANCIAL RESULTS                         PAGE 4


643-3716 (conference ID is "Stellent, Inc."). Participants are encouraged to dial in at least five minutes before the start time. Time will be allotted for questions and answers. Investors unable to participate in the call may access a replay of the entire transcript through Tuesday, Oct. 28, 2003. This will be available for U.S. callers at 1-800-642-1687 (ID #2945865) and international callers at 1-706-645-9291 (ID #2945865).

ABOUT STELLENT, INC.

         Stellent, Inc. (www.stellent.com) is a global provider of content management solutions. The company's Stellent Content Management system enables customers to rapidly deploy line-of-business Web sites, such as employee portals and partner extranets, as well as enterprise-wide solutions that standardize content management for use by multiple sites and applications throughout an organization. Stellent has been ranked one of the top three content management vendors by industry analyst firms Gartner Dataquest, Giga Information Group and Aberdeen Group, and has more than 1,500 customers, including much of the Global 2000. Its customer roster includes Procter & Gamble, Merrill Lynch, Los Angeles County, British Red Cross, ING, Target Corp., Janus, Emerson Process Management and various BlueCross BlueShield organizations across 15 states. Stellent is headquartered in Eden Prairie, Minn. and maintains offices throughout the United States, Europe and Asia-Pacific.

                                       ###

Any forward-looking statements in this release, including, without limitation, statements regarding the scheduled release of the initial product integration between Ancept's application and Stellent Content Server, the scheduled testing of Stellent's products by JITC, and any statements regarding the company's future profitability or revenue growth, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risk and uncertainties including, without limitation, risks of intellectual property litigation, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the company's products, risks of downturns in economic conditions generally and in the Web content management tools and intranet information management markets specifically, risks associated with competition and competitive pricing pressures, risks associated with foreign sales and higher customer concentration and other risks detailed in the company's filings with the Securities and Exchange Commission.

Stellent and the Stellent logo are registered trademarks or trademarks of Stellent, Inc. in the USA and other countries. Outside In and Quick View Plus are registered trademarks of Stellent Chicago, Inc. in the USA and other countries. All other trade names are the property of their respective owner.

STELLENT REPORTS SECOND QUARTER FINANCIAL RESULTS                         PAGE 5




                                 STELLENT, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                       THREE MONTHS ENDED        SIX MONTHS ENDED
                                                           SEPTEMBER 30,           SEPTEMBER 30,
                                                        2003        2002         2003        2002
                                                      --------    --------    --------    --------
Revenues:
  Product licenses ................................   $ 10,215    $  9,600    $ 20,060    $ 20,717
  Services ........................................      8,306       5,958      15,848      11,896
                                                      --------    --------    --------    --------
Total revenues ....................................     18,521      15,558      35,908      32,613
                                                      --------    --------    --------    --------

Cost of revenues:
  Product licenses ................................      1,116       1,545       2,216       3,344
  Amortization of capitalized software from
  acquisitions ....................................        315         474         836         948
  Services ........................................      4,183       2,927       7,981       6,003
                                                      --------    --------    --------    --------
Total cost of revenues ............................      5,614       4,946      11,033      10,295
                                                      --------    --------    --------    --------

Gross profit ......................................     12,907      10,612      24,875      22,318
                                                      --------    --------    --------    --------

Operating expenses:
  Sales and marketing .............................      9,560       9,663      19,522      19,969
  General and administrative ......................      2,617       2,360       4,941       5,083
  Research and development ........................      3,348       4,790       6,523       9,514
  Acquisition and related costs ...................         --         739          --         739
  Amortization of acquired intangible assets and
  other............................................        118       1,662       1,770       3,323
  Restructuring charges ...........................         --         839         812       3,343
                                                      --------    --------    --------    --------
Total operating expenses ..........................     15,643      20,053      33,568      41,971
                                                      --------    --------    --------    --------

Loss from operations ..............................     (2,736)     (9,441)     (8,693)    (19,653)

Other:
  Interest income, net ............................        249         567         541       1,168
                                                      --------    --------    --------    --------

Net loss ..........................................   $ (2,487)   $ (8,874)   $ (8,152)   $(18,485)
                                                      ========    ========    ========    ========

Net loss per common share - Basic and diluted .....   $  (0.11)   $  (0.40)   $  (0.37)   $  (0.83)

Weighted average common shares outstanding  - Basic
and diluted .......................................     21,916      22,425      21,873      22,394


STELLENT REPORTS SECOND QUARTER FINANCIAL RESULTS                         PAGE 6



                                 STELLENT, INC.
                       PRO FORMA SUPPLEMENTAL INFORMATION
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)


                                                                THREE MONTHS ENDED                    SIX MONTHS ENDED
                                                                   SEPTEMBER 30,                        SEPTEMBER 30,
SUPPLEMENTAL INFORMATION:                                      2003              2002              2003              2002
                                                          -------------      -----------       ------------      ------------
Net loss...............................................   $      (2,487)     $    (8,874)      $     (8,152)     $    (18,485)
Add back charges:
  Amortization of acquired intangible assets and
  other................................................             118            1,662              1,770             3,323
  Amortization of capitalized software from
  acquisitions.........................................             315              474                836               948
  Acquisition and related costs........................              --              739                 --               739
  Restructuring charges................................              --              839                812             3,343
                                                          -------------      -----------       ------------      ------------
Total add back charges.................................             433            3,714              3,418             8,353
                                                          -------------      -----------       ------------      ------------
Pro forma net loss before pro forma income taxes.......          (2,054)          (5,160)            (4,734)          (10,132)
Pro forma income taxes.................................              --               --                 --                --
                                                          -------------      -----------       ------------      ------------
Pro forma net loss.....................................   $      (2,054)     $    (5,160)      $     (4,734)     $    (10,132)
                                                          =============      ===========       ============      ============

Pro forma basic and diluted net loss per share.........   $       (0.09)     $     (0.23)      $      (0.22)     $      (0.45)

Weighted average common shares outstanding -- Basic and
Diluted................................................          21,916           22,425             21,873            22,394



This supplemental pro forma financial information is presented for informational purposes only and is not a substitute for the historical financial information presented in accordance with accounting principles generally accepted in the United States.

Pro forma net loss per share is computed using the weighted average number of shares of common stock outstanding. The Company has included the effect of options and warrants for common stock as calculated using the treasury stock method, when dilutive. The effect of using options and warrants would be anti-dilutive for each period, and therefore, was not included in the calculation.

STELLENT REPORTS SECOND QUARTER FINANCIAL RESULTS                         PAGE 7



                                 STELLENT, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                                                 SEPTEMBER 30,            MARCH 31,
                                                                                     2003                   2003
                                                                            -------------------     ------------------
ASSETS
Current assets:
  Cash, cash equivalents and short-term marketable securities.............  $            54,937     $           65,936
  Accounts receivable, net................................................               17,971                 15,602
  Prepaid royalties.......................................................                2,070                  2,335
  Prepaid expenses and notes..............................................                4,858                  3,423
                                                                            -------------------     ------------------
Total current assets......................................................               79,836                 87,296

Long-term marketable securities...........................................               18,284                 15,233
Property and equipment, net...............................................                4,502                  4,830
Prepaid royalties, net of current.........................................                  955                  1,934
Goodwill, net.............................................................               14,617                 12,703
Other intangible assets, net..............................................                3,203                  4,837
Investments and notes in other companies..................................                1,136                  1,136
Other.....................................................................                1,407                  1,740
                                                                            -------------------     ------------------
Total assets..............................................................  $           123,940     $          129,709
                                                                            ===================     ==================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable........................................................  $             2,575     $            2,287
  Deferred revenues.......................................................                8,491                  9,187
  Commissions payable.....................................................                1,404                  1,353
  Accrued expenses and other..............................................                6,025                  4,646
                                                                            -------------------     ------------------
Total current liabilities.................................................               18,495                 17,473

Shareholders' equity
  Common stock............................................................                  221                    219
  Additional paid-in capital..............................................              188,278                186,919
  Accumulated deficit.....................................................              (83,054)               (74,902)
                                                                            -------------------     ------------------
  Total shareholders' equity..............................................              105,445                112,236
                                                                            -------------------     ------------------

Total liabilities and shareholders' equity................................  $           123,940     $          129,709
                                                                            ===================     ==================




Note: The balance sheet at March 31, 2003 has been derived from audited financial statements at that date but does not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements.